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                                                                    EXHIBIT 99.3
Community Banks, Inc. and Glen Rock State Bank
Proforma Financial Statements
Combined Income Statements
(Unaudited, Dollars in Thousands Except Per Share Data and Ratios)

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                                                                                      Year ended December 31, 2000
                                                                            ----------------------------------------------

                                                                                                          Pro Forma       Pro Forma
                                                                      Community           Glen Rock       Adjustments     Combined
                                                                  ------------------  -----------------  --------------  -----------
Interest income:
      Interest and fees on loans                                    $        56,807      $     $ 9,984                    $  66,791
      Interest and dividends on investment securities:
            Taxable                                                          17,968              2,602                       20,570
            Exempt from federal income tax                                    4,417                395                        4,812
      Other interest income                                                     386                435                          821
                                                                  ------------------  -----------------  --------------  -----------
            Total interest income                                            79,578             13,416                       92,994
                                                                  ------------------  -----------------  --------------  -----------

Interest expense:
      Interest on deposits                                                   29,152              5,527                       34,679
      Interest on short-term borrowings and long-term debt                   11,280              1,952                       13,232
      Fed funds purchased and repo interest                                   1,288                ---                        1,288
                                                                  ------------------  -----------------  --------------  -----------
            Total interest expense                                           41,720              7,479                       49,199
                                                                  ------------------  -----------------  --------------  -----------

            Net interest income                                              37,858              5,937                       43,795
                                                                                                                                  -
Provision for loan losses                                                     2,308                555                        2,863
                                                                  ------------------  -----------------  --------------  -----------
            Net interest income after provision for loan losses              35,550              5,382                       40,932
                                                                  ------------------  -----------------  --------------  -----------

Other income:
      Trust department income                                                   527                ---                          527
      Service charges on deposit accounts                                     2,518                213                        2,731
      Other service charges, commissions and fees                             1,502                201                        1,703
      Investment security gains                                                 469                ---                          469
      Income on insurance premiums                                            1,201                ---                        1,201
      Gains on mortgage sales                                                   400                ---                          400
      Other income                                                              746                371                        1,117
                                                                  ------------------  -----------------  --------------  -----------
            Total other income                                                7,363                785                        8,148
                                                                  ------------------  -----------------  --------------  -----------

Other expense:
      Salaries and employee benefits                                         13,899              2,567                       16,466
      Net occupancy expense                                                   3,864                640                        4,504
      Operating expenses of insurance subsidiary                                586                ---                          586
      Other operating expense                                                 7,425              1,482                        8,907
                                                                  ------------------  -----------------  --------------  -----------
            Total other expenses                                             25,774              4,689                       30,463
                                                                  ------------------  -----------------  --------------  -----------

            Income before income taxes                                       17,139              1,478                       18,617

Provision for income taxes                                                    4,288                414                        4,702

                                                                  ------------------  -----------------  --------------  -----------
            Net income                                              $        12,851      $       1,064                    $  13,915
                                                                  ==================  =================  ==============  ===========



Basic earnings per share                                            $          1.82      $        0.80                    $    1.68
Diluted earnings per share                                          $          1.79      $        0.80                    $    1.66

Shares-basic                                                              7,076,000          1,339,000        (134,000)   8,281,000
Shares-diluted                                                            7,181,000          1,339,000        (134,000)   8,386,000
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